Exhibit 99.1

FOR IMMEDIATE RELEASE

Rice Energy Reports Third Quarter 2017 Results

CANONSBURG, Pa., November 2, 2017 /PRNewswire/ – Rice Energy Inc. (NYSE: RICE) (“Rice Energy”) today reported third quarter 2017 financial and operating results. Highlights include:

•	Net production averaged 1,440 MMcfe/d, a 6% increase from second quarter 2017

•	Rice Midstream Holdings LLC (“RMH”) gathering throughput averaged 1,438 MDth/d, a 22% increase from second quarter 2017

•	Record low lease operating expense of $0.11 per Mcfe, a 21% decrease from second quarter 2017

•	Net loss attributable to common stockholders of $107.1 million, or $0.49 per diluted share

•	Reported Adjusted EBITDAX(1) of $233.9 million

•	Exited the quarter with low leverage(1) of 1.4x

•	Closed the sale of the Barnett assets for $175 million(2)

Commenting on the results, Daniel J. Rice IV, Chief Executive Officer, said, “On behalf of the Rice family and our board, I want to take this opportunity to express our gratitude to our employees and shareholders for their unwavering dedication to Rice Energy’s mission of becoming the paradigm for oil and gas companies of the shale generation. We are proud of the shareholder value that we have created while operating within our core values of stewardship, innovation, seeking excellence and teamwork.”

Mr. Rice continued, “Our success is a testament to the core assets that we have acquired and developed with our shalennial(3) team and I am highly confident that our operational momentum, as evidenced by our record third quarter results, will meaningfully contribute to EQT’s future success. We are excited to combine our core assets with EQT’s to create one of the most complete energy companies in the United States and derive even more long-term value for our shareholders.”

1.	Please see Supplemental “Non-GAAP Financial Measures” for a description of Adjusted EBITDAX, Further Adjusted EBITDAX and related reconciliations to the comparable GAAP financial measures. Leverage is defined as the ratio of net debt to last twelve months Further Adjusted EBITDAX.
2.	On September 29, 2017, Rice Energy received $141 million associated with the closing of the sale of the Barnett assets, which reflects customary purchase price adjustments attributable to a January 1, 2017 effective date.
3.	Shalennial / / noun: (1) an evolving, tech-driven leader of the shale generation; (2) an employee of Rice Energy

Special Meeting of Stockholders

We expect to hold a special meeting of stockholders in connection with the proposed merger with EQT Corporation (NYSE: EQT) (“EQT”) on November 9, 2017 at 8:00 a.m. local time at Rice Energy’s executive offices at 2200 Rice Drive, Canonsburg, PA 15317. Rice Energy stockholders of record at the close of business on September 21, 2017 will be entitled to receive notice of the special meeting and to vote at the special meeting.

Third Quarter 2017 Results

Consolidated Results	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2017
Operating revenues (in thousands)	$365,282	$1,157,395

	(in thousands)	($ / Mcfe)	(in thousands)	($ / Mcfe)
Operating expenses
Lease operating(1)	$14,392	$0.11	$54,336	$0.15
Gathering, compression, transportation	45,138	0.34	123,695	0.33
Production taxes and impact fees	6,179	0.05	19,011	0.05
General and administrative(1)	29,906	0.23	91,641	0.25
Depreciation, depletion and amortization	156,890	1.18	439,672	1.19

	(in thousands)	(per diluted share)	(in thousands)	(per diluted share)
Net loss attributable to common stockholders	$(107,092)	$(0.49)	$(79,382)	$(0.38)
Adjusted EBITDAX(2)	$233,858		$710,175
Adjusted net income(3)	$11,706	$0.05	$85,481	$0.40

Financial position (in millions)	As of September 30, 2017
Total liquidity(4)	$1,648
Cash and cash equivalents	$271
Long-term debt	$1,803
Leverage(2)	1.4

As of September 30, 2017, our liquidity position, excluding RMP, was $1,648 million comprised of $1,439 million of upstream liquidity ($187 million of cash on hand and $1,252 million revolver availability) and $209 million of RMH liquidity ($83 million of cash on hand and $127 million revolver availability). Our balance sheet remains strong with low leverage(2) of 1.4x.

1.	Excludes stock-based compensation expense of $0.1 million and $6.3 million attributable to lease operating and general and administrative expenses, respectively, for the three months ended September 30, 2017 and $0.5 million and $17.6 million is excluded in lease operating and general and administrative expenses, respectively, for the nine months ended September 30, 2017.
2.	Please see Supplemental “Non-GAAP Financial Measures” for a description of Adjusted EBITDAX, Further Adjusted EBITDAX and related reconciliations to the comparable GAAP financial measures. Leverage is defined as the ratio of net debt to last twelve months Further Adjusted EBITDAX.
3.	The above Adjusted net income per diluted share calculation is computed based on the weighted average number of diluted shares outstanding of 220,893,125 and 211,353,970 for the three and nine months ended September 30, 2017, respectively.
4.	Excludes Rice Midstream Partners LP.

E&P Segment Results	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2017
Production
Net production (Bcfe)	132	370
Net production (MMcfe/d)	1,440	1,356
Operated	93%	92%

Operating revenues (in thousands)
Natural gas, oil & NGL sales	$303,196	$1,008,922
Other revenue	11,200	29,179
Realized gain (loss) on derivative instruments	25,642	(1,522)

Total operating revenues and realized loss on derivative instruments	$340,038	$1,036,579

Realized Pricing ($/MMBtu)
NYMEX Henry Hub price	$3.00	$3.17
Average basis impact	(0.76)	(0.51)
FT fuel and variables	(0.08)	(0.08)
Btu uplift (MMBtu/Mcf)	0.12	0.14

Pre-hedge realized price ($/Mcf)	2.28	2.72
Post-hedge realized price ($/Mcf)	$2.47	$2.71

	(in thousands)		($ / Mcfe)	(in thousands)		($ / Mcfe)
Operating expenses
Lease operating(1)		$14,419	$0.11		$54,458	$0.15
Gathering and compression		60,068	0.45		160,635	0.43
Transportation		35,795	0.27		103,038	0.28
Production taxes and impact fees		6,179	0.05		19,011	0.05
Exploration		5,042	0.04		16,160	0.04
General and administrative(1)		18,759	0.14		58,709	0.16
Depreciation, depletion and amortization		153,221	1.16		426,538	1.15

Operating (loss) income (in thousands)	$		(21,396)	$		29,338

E&P capital expenditures (in millions)
Operated Marcellus	$		149	$		352
Operated Ohio Utica			69			202
Non-operated Utica			8			42

Total Drilling & Completion			226			596
Land(2)			35			139

Total	$		261	$		735

Financial position (in millions)	As of September 30, 2017
E&P liquidity	$1,439
Cash and cash equivalents	$187
Long-term debt	$1,407

E&P Operational Highlights	Three Months Ended September 30, 2017
	Marcellus	Utica	Barnett	Total
Production (MMcfe/d)	899	472	69	1,440

Operational activity (net wells)
Drilled	25	7	—	32
Completed	20	10	—	30
Average lateral lengths	7,750	11,000	—	—

Appalachia net acres	211,000	66,000	—	277,000

During the quarter, we turned to sales three net Marcellus wells with an average lateral length of 6,600 feet and five net operated Utica wells with an average lateral length of 8,000 feet. In addition, we turned to sales four net non-operated Ohio Utica wells. Our third quarter development costs per lateral foot averaged $860 in the Marcellus and $1,150 in the Utica for wells drilled and completed.

1.	Excludes stock-based compensation expense of $0.1 million and $4.7 million attributable to lease operating and general and administrative expenses, respectively, for the three months ended September 30, 2017 and $0.5 million and $13.6 million is included in lease operating and general and administrative expenses, respectively, for the nine months ended September 30, 2017.
2.	Excludes $36 million and $105 million of royalty purchases for the three and nine months ended September 30, 2017, respectively. During the first nine months of the year, we added approximately 11,000 royalty acres.

RMH Segment Results (in thousands, except volumes)	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2017
Operating volumes (MDth/d)
Gathering volumes
Affiliate	546	487
Third-party	892	709

Total	1,438	1,196

Compression volumes
Affiliate	295	270
Third-party	235	242

Total	530	512

Operating revenues
Gathering	$36,312	$89,185
Compression	3,212	9,130

Total	39,524	98,315

Total operating expenses	10,554	29,413

Operating income	$28,970	$68,902

Capital expenditures (in millions)	$60	$173

LP + IDR cash distributions received from RMP(1) (in millions)	$9	$26

Financial position (in millions)	As of September 30, 2017
RMH liquidity	$209
Cash and cash equivalents	$83
Revolving credit facility	$174

Acreage dedication	172,000
Third-party	72%

Second quarter gathering throughput averaged 1,438 MDth/d, which consisted of 1,093 MDth/d related to the operations of Rice Olympus Midstream (“ROM”) and 668 MDth/d related to the operations of Strike Force Midstream, offset by an elimination of 323 MDth/d that is related to operations of both ROM and Strike Force Midstream.

1.	Net of 91.75% ownership interest.

RMP Segment Results (in thousands, except volumes)	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2017
Operating volumes (MDth/d)
Gathering volumes
Affiliate	1,168	1,106
Third-party	315	254

Total	1,483	1,360

Compression volumes
Affiliate	712	661
Third-party	315	255

Total	1,027	916

Water services assets (MMGal)	4%	4%
Pennsylvania	279	652
Ohio	298	714

Total	577	1,366

Operating revenues
Gathering	$47,068	$123,601
Compression	7,266	19,318
Water	27,367	73,909

Total	81,701	216,828

Total operating expenses	27,054	74,571

Operating income	54,647	142,257

Capital expenditures (in millions)	$63	$136

Financial position (in millions)	As of September 30, 2017
RMP liquidity	$630
Cash and cash equivalents	$2
Revolving credit facility	$222

Acreage dedication	243,000
Third-party	14%

Third quarter gathering throughput averaged 1,483 MDth/d, consisting of 1,168 MDth/d affiliate volumes and 315 MDth/d third party volumes. Freshwater delivery volumes were 577 MMgal, consisting of 431 MMgal affiliate volumes and 146 MMgal third party volumes, driving significant growth as a result of accelerated completion activity.

On October 20, 2017, RMP declared a quarterly distribution of $0.2814 per unit for the third quarter 2017, an increase of $0.0103 per unit, or 4%, relative to second quarter 2017. The distribution will be payable on November 16, 2017 to unitholders of record as of November 7, 2017.

RMP’s results were released today and are available at www.ricemidstream.com.

About Rice Energy

Rice Energy Inc. is an independent natural gas and oil company focused on the acquisition, exploration and development of natural gas and oil properties in the Appalachian Basin. For more information, please visit our website at www.riceenergy.com.

Forward Looking Statements

This release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than historical facts included or incorporated herein that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), projected operational results, production growth, basis exposure, hedging, the timing and number of well completions, forecasted gathering volumes, revenues, Adjusted EBITDAX, further Adjusted EBITDAX; distribution growth, distributable cash flow, the timing of completion and nature of midstream projects, the terms, timing and completion of any acquisitions or divestitures, business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of our business and operations, plans, market conditions, references to future success, references to intentions as to future matters and other such matters are forward-looking statements. All forward-looking statements speak only as of the date of this release. Although we believe that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

We caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the exploration for and development, production, gathering and sale of natural gas, NGLs and oil. These risks include, but are not limited to: commodity price volatility; inflation; lack of availability of drilling and production equipment and services; environmental risks; drilling and other operating risks; regulatory changes; the uncertainty inherent in estimating natural gas reserves and in projecting future rates of production, cash flow and access to capital; the timing of development expenditures; and risks related to joint venture operations. Information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our Forms 10-K, 10-Q and 8-K. Consequently, all of the forward-looking statements made in this news release are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by us will be realized, or even if realized, that they will have the expected consequences to or effects on us, our business or operations. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

This release does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between EQT and Rice.

In connection with the proposed transaction, EQT has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 on July 27, 2017, that includes a joint proxy statement of EQT and Rice and also constitutes a prospectus of EQT, and has filed a definitive proxy statement on October 12, 2017. Each of EQT and Rice also plan to file other relevant documents with the SEC regarding the proposed transactions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. The definitive joint proxy statement/prospectus(es) for EQT and/or Rice will be mailed to shareholders of EQT and/or Rice, as applicable.

INVESTORS AND SECURITY HOLDERS OF EQT AND RICE ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about EQT and Rice, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by EQT will be available free of charge on EQT’s website at www.eqt.com or by directing a request to Investor Relations, EQT Corporation, EQT Plaza, 625 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3111, Tel. No. (412) 553-5700. Copies of the documents filed with the SEC by Rice will be available free of charge on Rice’s website at www.riceenergy.com or by directing a request to Investor Relations, Rice Energy Inc., 2200 Rice Drive, Canonsburg, Pennsylvania 15317, Tel. No. (724) 271-7200.

EQT, Rice and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Rice is set forth in Rice’s proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on April 17, 2017. Information about the directors and executive officers of EQT is set forth in its proxy statement for its 2017 annual meeting, which was filed with the SEC on March 6, 2017. These documents may be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from EQT or Rice using the sources indicated above.

Contact:

Julie Danvers, Director of Investor Relations

(832) 708-3437

Julie.Danvers@RiceEnergy.com

Rice Energy Inc.

Consolidated Statements of Operations

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share data)	2017	2016	2017	2016
Operating revenues:
Natural gas, oil and natural gas liquids sales	$303,196	$162,354	$1,008,922	$397,108
Gathering, compression and water services	50,886	25,176	119,294	73,456
Other revenue	11,200	11,390	29,179	24,296

Total operating revenues	365,282	198,920	1,157,395	494,860

Operating expenses:
Lease operating	14,392	11,668	54,336	31,557
Gathering, compression and transportation	45,138	29,597	123,695	84,898
Production taxes and impact fees	6,179	3,695	19,011	8,005
Exploration	5,042	3,396	16,160	9,934
Midstream operation and maintenance	6,536	4,080	21,498	18,225
Incentive unit expense	3,271	5,920	10,954	44,902
Acquisition expense	6,330	614	8,945	1,171
Stock compensation expense	6,469	5,953	18,170	16,994
Impairment of gas properties	—	—	92,355	—
Impairment of fixed assets	—	—	—	2,595
Loss on sale of Barnett Assets	15,915	—	15,915	—
General and administrative	29,906	24,365	91,641	67,721
Depreciation, depletion and amortization	156,890	83,195	439,672	247,132
Amortization of intangible assets	412	411	1,220	1,222
Other expense	14,876	10,153	34,241	25,800

Total operating expenses	311,356	183,047	947,813	560,156

Operating income (loss)	53,926	15,873	209,582	(65,296)
Interest expense	(28,734)	(24,421)	(83,026)	(73,744)
Other (expense) income	(196)	(1,900)	258	862
Gain on derivative instruments	32,534	183,915	121,313	52,539
Gain (loss) on embedded derivatives	1,049	—	(14,368)	—
Amortization of deferred financing costs	(3,262)	(1,247)	(9,340)	(4,416)

Income (loss) before income taxes	55,317	172,220	224,419	(90,055)
Income tax (expense) benefit	(10,559)	(81,142)	(43,900)	45,729

Net income (loss)	44,758	91,078	180,519	(44,326)
Less: Net income attributable to noncontrolling interests	(44,438)	(16,665)	(122,971)	(55,535)

Net income (loss) attributable to Rice Energy Inc.	320	74,413	57,548	(99,861)
Less: Preferred dividends and accretion of redeemable noncontrolling interests	(107,412)	(8,581)	(136,930)	(19,983)

Net (loss) income attributable to Rice Energy Inc. common stockholders	$(107,092)	$65,832	$(79,382)	$(119,844)

(Loss) earnings per share—basic	$(0.49)	$0.42	$(0.38)	$(0.80)
(Loss) earnings per share—diluted	$(0.49)	$0.41	$(0.38)	$(0.80)

Rice Energy Inc.

Segment Results of Operations

(Unaudited)

Exploration and Production Segment

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except volumes)	2017	2016	2017	2016
Operating volumes:
Natural gas production (MMcf)	131,162	68,524	366,295	198,269
Oil and NGL production (MBbls)	215	35	646	132

Total production (MMcfe)	132,449	68,733	370,168	199,058

Operating results:
Operating revenues:
Natural gas, oil and NGL sales	$303,196	$162,695	$1,008,922	$397,449
Other revenue	11,200	11,390	29,179	24,296

Total operating revenues	314,396	174,085	1,038,101	421,745

Operating expenses:
Lease operating	14,419	11,668	54,458	31,557
Gathering, compression and transportation	95,863	56,957	263,673	156,467
Production taxes and impact fees	6,179	3,695	19,011	8,005
Exploration	5,042	3,396	16,160	9,934
Incentive unit expense	3,177	5,751	10,641	42,763
Acquisition costs	6,410	614	7,973	614
Impairment of gas properties	—	—	92,355	—
Impairment of fixed assets	—	—	—	2,595
Loss on sale of Barnett Assets	15,915	—	15,915	—
Stock compensation expense	4,794	4,053	14,062	10,035
General and administrative	18,759	15,934	58,709	45,027
Depreciation, depletion and amortization	153,221	79,736	426,538	234,207
Other expense	12,013	10,063	29,268	25,561

Total operating expenses	335,792	191,867	1,008,763	566,765

Operating income (loss)	$(21,396)	$(17,782)	$29,338	$(145,020)

Average costs per Mcfe:
Lease operating	$0.11	$0.17	$0.15	$0.16
Gathering and compression	0.45	0.44	0.43	0.42
Transportation	0.27	0.39	0.28	0.37
Production taxes & impact fees	0.05	0.05	0.05	0.04
Exploration	0.04	0.05	0.04	0.05
Incentive unit expense	0.02	0.08	0.03	0.21
Stock compensation	0.04	0.06	0.04	0.05
General and administrative	0.14	0.23	0.16	0.23
Depreciation, depletion and amortization	1.16	1.16	1.15	1.18

Rice Midstream Holdings Segment

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except volumes)	2017	2016	2017	2016
Operating volumes:
Gathering volumes (MDth/d)	1,438	812	1,196	642
Compression volumes (MDth/d)	530	483	512	436

Operating results:
Operating revenues:
Gathering revenues	$36,312	$16,189	$89,185	$33,969
Compression revenues	3,212	2,796	9,130	7,540

Total operating revenues	39,524	18,985	98,315	41,509

Operating expenses:
Midstream operation and maintenance	1,505	960	3,242	2,418
Incentive unit expense	94	169	313	2,139
Acquisition expense	(115)	—	443	484
Stock compensation expense	1,505	1,291	3,679	4,231
General and administrative	4,882	4,058	13,889	9,958
Depreciation, depletion and amortization	2,067	1,577	5,254	4,222
Other expense	616	—	2,593	—

Total operating expenses	10,554	8,055	29,413	23,452

Operating income	$28,970	$10,930	$68,902	$18,057

Rice Midstream Partners Segment

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except volumes)	2017	2016	2017	2016
Operating volumes:
Gathering volumes (MDth/d)	1,483	957	1,360	909
Compression volumes (MDth/d)	1,027	745	916	488
Water services volumes (MMGal)	577	135	1,366	932

Operating results:
Operating revenues:
Gathering revenues	$47,068	$28,473	$123,601	$80,408
Compression revenues	7,266	5,030	19,318	9,931
Water services revenues	27,367	7,564	73,909	51,818

Total operating revenues	81,701	41,067	216,828	142,157

Operating expenses:
Midstream operation and maintenance	10,259	4,559	28,139	17,292
Acquisition expense	35	411	529	73
Equity compensation expense	169	609	429	2,728
General and administrative	6,265	4,373	19,043	12,736
Depreciation expense	7,667	5,489	22,831	17,714
Amortization of intangible assets	412	—	1,220	1,222
Other expense	2,247	90	2,380	239

Total operating expenses	27,054	15,531	74,571	52,004

Operating income	$54,647	$25,536	$142,257	$90,153

Rice Energy Inc.

Supplemental Non-GAAP Financial Measures

(Unaudited)

Adjusted EBITDAX and Further Adjusted EBITDAX are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define Adjusted EBITDAX as net (loss) before non-controlling interest; interest expense; income taxes; depreciation, depletion and amortization; amortization of deferred financing costs; amortization of intangible assets; derivative fair value (gain) loss, excluding net cash receipts on settled derivative instruments; non-cash stock compensation expense; non-cash incentive unit expense; exploration expenses; and other non-recurring items. We define Further Adjusted EBITDAX as Adjusted EBITDAX after non-controlling interest and water revenue adjustment. Neither Adjusted EBITDAX nor Further Adjusted EBITDAX is a measure of net income as determined by United States generally accepted accounting principles, or GAAP.

Management believes Adjusted EBITDAX is a useful measure to the users of our financial statements because it allows them to more effectively evaluate our operating performance and compare the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income (loss) in arriving at Adjusted EBITDAX because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Management believes Further Adjusted EBITDAX is useful because it allows them to assess the level of consolidated leverage of the company and compare this level to peers. The adjustments made to Adjusted EBITDAX to calculate Further Adjusted EBITDAX address the intercompany eliminations of items impacting Adjusted EBITDAX as a result of the consolidation of RMP, the outstanding indebtedness of which is consolidated with that of the company without regard to non-controlling interest. These adjustments include the addition of non-controlling interest as well as the addition of a water revenue adjustment attributable to charges for fresh water delivery services and produced water hauling services provided by RMP to RICE, a charge that generates revenue for RMP but does not have a corresponding expense at the RICE level, as such costs are capitalized.

Adjusted EBITDAX and Further Adjusted EBITDAX should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with GAAP or as indicators of our operating performance or liquidity. Certain items excluded from Adjusted EBITDAX and Further Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX or Further Adjusted EBITDAX. Our computations of Adjusted EBITDAX and Further Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies. We believe that these measures are widely followed measures of operating performance used by investors.

The following table presents a reconciliation of the non-GAAP financial measure of Adjusted EBITDAX to the GAAP financial measure of net income (loss).

(in thousands)	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2017	Twelve Months Ended September 30, 2017
Adjusted EBITDAX reconciliation to net income:
Net income (loss)	$44,758	$180,519	$(23,975)
Interest expense	28,734	83,026	108,909
Depreciation, depletion and amortization	156,890	439,672	560,995
Amortization of deferred financing costs	3,262	9,340	12,469
Amortization of intangible assets	412	1,220	1,632
Acquisition expense	6,330	8,945	13,883
Impairment of gas properties	—	92,355	113,208
Impairment of fixed assets	—	—	20,462
(Gain) loss on derivative instruments (1)	(32,534)	(121,313)	151,462
Net cash receipts (payments) on settled derivative instruments (1)	25,642	(1,522)	36,243
Non-cash stock compensation expense	6,469	18,170	40,068
Non-cash incentive unit expense	3,271	10,954	17,813
Income tax expense	10,559	43,900	(52,583)
Exploration expense	5,042	16,160	21,385
(Gain) loss on embedded derivatives	(1,049)	14,368	14,368
Loss on sale of Barnett Assets	15,915	15,915	15,915
Other expense	—	—	6,506
Non-controlling interest attributable to midstream entities	(39,843)	(101,534)	(121,414)

Adjusted EBITDAX(2)	$233,858	$710,175	$937,346

1.	The adjustments for the derivative fair value (gains) losses and net cash receipts on settled commodity derivative instruments have the effect of adjusting net income (loss) for changes in the fair value of derivative instruments, which are recognized at the end of each accounting period because we do not designate commodity derivative instruments as accounting hedges. This results in reflecting commodity derivative gains and losses within Adjusted EBITDAX on a cash basis during the period the derivatives settled.
2.	Excluded from the above Adjusted EBITDAX reconciliation is the impact of non-controlling interest attributable to midstream entities and the elimination of intercompany water revenues between Rice Energy subsidiaries and Rice Midstream Partners of $39.8 million and $14.4 million, respectively, for the three months ended September 30, 2017, $101.5 million and $46.0 million, respectively, for the nine months ended September 30, 2017, and $121.4 million and $64.7 million, respectively, for the twelve months ended September 30, 2017. When including these impacts, our Further Adjusted EBITDAX is $288.1 million, $857.7 million and $1.1 billion for the three and twelve months ended September 30, 2017, respectively. Our consolidated net debt to last twelve months Further Adjusted EBITDAX ratio is 1.4x. Also included in the above reconciliation is the non-controlling interest attributable to Rice Energy Operating LLC, as we view our business on a fully diluted basis.

Rice Energy Inc.

Supplemental Non-GAAP Financial Measures

(Unaudited)

Adjusted net income (loss) is a supplemental non-GAAP financial measure that is used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define adjusted net income (loss) as net income (loss) before impairment of gas properties, impairment of fixed assets, derivative fair value (gain) loss, net cash receipts on settled derivative instruments, incentive unit expense, acquisition expense and other non-recurring items. Adjusted net income (loss) is not a measure of net income as determined by United States generally accepted accounting principles, or GAAP.

We believe that many investors use adjusted net income (loss) in making investment decisions and in evaluating our operational trends and our performance relative to other oil and gas producing companies.

The following table presents a reconciliation of the non-GAAP financial measure of adjusted net income to the GAAP financial measure of net income.

(in thousands)	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2017
Reconciliation to net income attributable to Rice Energy Inc:
Net income	$44,758	$180,519
Non-controlling interest attributable to midstream entities	(39,843)	(101,534)
Impairment of gas properties	—	92,355
Gain on derivative instruments (1)	(32,534)	(121,313)
Net cash receipts (payments) on settled derivative instruments (1)	25,642	(1,522)
Incentive unit expense	3,271	10,954
(Gain) loss on embedded derivatives	(1,049)	14,368
Loss on sale of Barnett Assets	15,915	15,915
Income tax effect of reconciling items	(4,454)	(4,261)

Adjusted net income attributable to Rice Energy Inc.(2)	$11,706	$85,481

1.	The adjustments for the derivative fair value (gains) losses and net cash receipts on settled commodity derivative instruments have the effect of adjusting net income (loss) for changes in the fair value of derivative instruments, which are recognized at the end of each accounting period because we do not designate commodity derivative instruments as accounting hedges. This results in reflecting commodity derivative gains and losses within adjusted net income on a cash basis during the period the derivatives settled.
2.	The above Adjusted net income reconciliation deducts the tax impact of non-controlling interest attributable to midstream entities of $39.8 million and $101.5 million for the three and nine months ended September 30, 2017, respectively. Also, the above reconciliation does not deduct the non-controlling interest attributable to Rice Energy Operating LLC, as we view our business on a fully diluted basis.

Rice Energy Inc.

Supplemental Balance Sheet Data

(Unaudited)

The table below provides supplemental balance sheet data as of September 30, 2017.

(in thousands)	September 30, 2017
Cash and cash equivalents	$271,243
Long-term debt
6.25% Senior Notes Due April 2022(1)	889,668
7.25% Senior Notes Due May 2023(2)	392,510
Senior Secured Revolving Credit Facility	125,000
Midstream Holdings Revolving Credit Facility	173,500
RMP Revolving Credit Facility	222,000

Total long-term debt	$1,802,678

Net debt	$1,531,435

1.	Net of unamortized deferred finance costs and original discount issuances of $10,332 (in thousands).
2.	Net of unamortized deferred finance costs and original discount issuances of $7,490 (in thousands).

Rice Energy Inc.

Derivatives Information

(Unaudited)

This table provides data associated with our derivatives as of October 9, 2017 for the periods indicated:

All-In Fixed Price Derivatives	Rem. 2017	2018	2019	2020	2021
NYMEX Natural Gas Swaps:
Volume Hedged (BBtu/d)	720	665	467	578	338
Wtd Average Swap Price ($/MMBtu)	$3.22	$3.00	$2.93	$2.92	$2.85

NYMEX Natural Gas Collars:
Volume Hedged (BBtu/d)	290	285	190	—	—
Wtd Average Floor Price ($/MMBtu)	$3.08	$3.15	$3.00	$—	$—
Wtd Average Call Price ($/MMBtu)	$3.73	$3.63	$3.50	$—	$—

NYMEX Natural Gas Calls:
Volume Hedged (BBtu/d)	50	120	152	135	20
Wtd Average Price ($/MMBtu)	$2.92	$3.32	$3.45	$3.47	$3.70

NYMEX Natural Gas Deferred Puts:
Volume Hedged (BBtu/d)	80	30	20	—	—
Wtd Avg. Net Floor Price ($/MMBtu)	$2.59	$2.77	$2.80	$—	$—

NYMEX Volume Excl Calls (BBtu/d)	1,090	980	677	578	338
NYMEX Volume Incl Calls (BBtu/d)	1,140	1,100	829	713	358
Swap, Collar & Put Floor ($/MMBtu)	$3.14	$3.04	$2.95	$2.92	$2.85

Waha Natural Gas Swaps
Volume Hedged (BBtu/d)	45	22	9	—	—
Wtd Average Swap Price ($/MMBtu)	$3.11	$3.01	$3.29	$—	$—

Dominion Natural Gas Swaps
Volume Hedged (BBtu/d)	250	257	92	—	—
Wtd Average Swap Price ($/MMBtu)	$2.24	$2.23	$2.34	$—	$—

Total Fixed Price Derivatives
Volume Hedged Excl. Calls (BBtu/d)	1,385	1,259	778	578	338
Volume Hedged Incl. Calls (BBtu/d)	1,435	1,379	930	713	358
Wtd Average Swap Price ($/MMBtu)	$2.97	$2.87	$2.88	$2.92	$2.85

Basis Contract Derivatives
Appalachian Basis
Volume Hedged (BBtu/d)	500	361	450	515	340
Wtd Average Swap Price ($/MMBtu)	$(0.96)	$(0.65)	$(0.58)	$(0.56)	$(0.54)

Other Basis (MichCon/Gulf Coast)
Volume Hedged (BBtu/d)	447	302	167	73	20
Wtd Average Swap Price ($/MMBtu)	$(0.13)	$(0.13)	$(0.15)	$(0.14)	$(0.12)

Total Basis Swaps
Volume Hedged (BBtu/d)	947	663	617	588	360
Wtd Average Swap Price ($/MMBtu)	$(0.57)	$(0.41)	$(0.46)	$(0.51)	$(0.52)

WTI Swaps
Volume Hedged (Bbls/d)	50	—	—	—	—
Wtd Average Swap Price ($/bbl)	$45	$—	$—	$—	$—

NGL Swaps
Volume Hedged (Bbls/d)	496	—	—	—	—
Wtd Average Swap Price ($/bbl)	$15	$—	$—	$—	$—